EXHIBIT 99.2

Quarterly Earnings Conference Call July 28, 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the second quarter of fiscal 2006 and for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation laws; (8) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (11) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Financial Highlights Fiscal First Quarter Ended June 2005 Total revenues - $46.8 million 30% growth compared to the same quarter last year 42% growth in The Work Number services 24% growth in tax management services Gross margin - 62.4% 550 basis point improvement over the same quarter last year Earnings from continuing operations $6.4 million, or $0.29 per diluted share Compared to prior year $0.2 million, or $0.01 per diluted share (incl FY2005 SEC settlement) $2.7 million*, or $0.13* per diluted share (excl FY2005 SEC settlement) Continuing Ops * Reconciliation: Earnings EPS GAAP $0.2 MM $0.01 FY2005 SEC settlement charge 2.5 MM 0.12 Excluding SEC settlement charge $2.7 MM $0.13

Fiscal 2006 Financial Guidance Fiscal year ending March 2006 - Raising Guidance Total revenues $190.5 million to $194.5 million Diluted earnings per share (from continuing operations) $1.15 to $1.20 Quarter ending September 2005 - Initial Guidance Total revenues $45 million to $47 million Year ago - $36.6 million Diluted earnings per share (from continuing operations) $0.27 to $0.29 Year ago - $0.18

Earnings Highlights First Fiscal Quarter Ended June 2005 Revenues of $46.8 million 30% growth over prior year's $36.1 million The Work Number services - 42% growth Tax management services - 24% growth Gross profit increased 42% to $29.2 million from $20.5 million last year Gross margin improved 550 basis points to 62.4% from 56.9% last year The Work Number services - 77.0% Tax management services - 50.6% Tax Mgmt Services TWN Services HRBAS Software and Maintenance 55 44 0 1

Earnings Highlights First Fiscal Quarter Ended June 2005 SG&A expenses were 38.1% of revenues, compared to 42.2% last year 410 basis point improvement Operating margin was 24.3% of revenues, compared to 7.8% (14.7%* excluding FY2005 SEC settlement) last year 960 basis point improvement (excl FY2005 SEC settlement) Earnings from continuing operations $6.4 million, or $0.29 per diluted share Compared to prior year $0.2 million, or $0.01 per diluted share (incl FY2005 SEC settlement) $2.7 million*, or $0.13* per diluted share (excl FY2005 SEC settlement) Operating Continuing Ops * Reconciliation: Margin Earnings EPS GAAP 7.8% $0.2 MM $0.01 FY2005 SEC settlement charge 6.9% 2.5 MM 0.12 Excluding SEC settlement charge 14.7% $2.7 MM $0.13

Cash flow from operating activities $8.5 million compared to $3.2 million last year Uses of cash Acquisitions $ 27.4 million Debt repayments 10.0 million Short-term investments 4.0 million Capital expenditures 2.4 million Dividend payments 0.8 million Cash Flow Highlights Three Months Ended June 2005

Financial Position Highlights June 30, 2005 Cash and investments - $16.3 million $19.0 million at March 31, 2005 Debt - $74.9 million $57.5 million at March 31, 2005 $27.4 million current year borrowings for acquisitions $10.0 million repaid year to date Basic days sales outstanding in accounts receivable - 43 days 39 days at March 31, 2005 45 days at June 30, 2004 Treasury stock No shares are in the treasury at June 30, 2005

Growth Drivers The Work Number services Tax management services Cross-Selling Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions

Growth Initiatives The Work Number Services Add records to the database Direct sales Partner with HR outsourcers and payroll providers Add new verifiers Regular price increases Add new applications Expand REACH within existing verifier clients Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Identify additional usages within verifiers Expand REACH within existing employer clients Re-rollout the service for clients who do not meet industry benchmarks Dedicate Client Relationship Managers to TWN clients, instead of supporting multiple services Help clients fix "holes" in their processes

Growth Initiatives Tax Management Services Include fee escalation provisions in UC eXpress contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle standard UC eXpress services Claims contingencies Hearings Tax rate verifications New applications TALX Learning Solutions

Growth Initiatives - Acquisitions Active but disciplined approach Acquisition objectives Accretive to Earnings Per Share Provide records for The Work Number database Same or complementary services Strong management Seven acquisitions during fiscal 2002 - 2005 Unemployment cost management companies Electronic time entry and reporting company Tax credit and incentive services companies Employment and income verification business Applicant screening and hiring workflow services business

Growth Initiatives - Acquisitions Fiscal 2006 - Year-to-date Jon-Jay Associates in April 2005 Unemployment cost management business Employment verification business Glick & Glick Consultants in April 2005 Tax credit and incentive services company Benefits of these acquisitions include: A strong client base for TALX's enhanced tax management services Additional employment records that will expand the database for The Work Number Excellent cross-selling opportunities for TALX to provide more of its expanding outsourced services to clients desiring fewer vendor relationships

The Work Number Services Revenue History (in millions) FY 2001 Qtr 2 01 Qtr 3 01 Qtr 4 01 FY 2002 Qtr 2 02 Qtr 3 02 Qtr 4 02 FY 2003 Qtr 2 03 Qtr 3 03 Qtr 4 03 FY 2004 Qtr 2 04 Qtr 3 04 Qtr 4 04 FY 2005 Qtr 2 05 Qtr 3 05 Qtr 4 05 FY 2006-Q1 1st Qtr 4.132 19.094 6.103 27.184 7.617 35.934 10.943 46.608 14.42 65.38 20.44 2nd Qtr 4.531 6.659 8.573 11.627 14.19 3rd Qtr 4.635 6.856 9.011 10.028 15.56 4th Qtr 5.796 7.566 10.733 14.01 21.21

The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn. 16

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 4QFY05 1QFY06 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 0.14 0.19 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 0.24 0.23 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 0.08 0.09 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 0.02 0.02 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 0.27 0.34 Other Work Number services * 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13 0.25 0.13 * "Other Work Number services includes ePayroll, W-2 eXpress, FasTime and HireXpress FY 2005 FY 2004 FY 2006

The Work Number Services Metrics Gross margin for the quarter - 77.0% The Work Number Employment and Income Verification 2.5 million records added to the database during the quarter 116.1 million records under contract 109.4 million live 6.7 million in backlog Plus - over 6 million records gained through Jon-Jay acquisition Other Work Number services HireXpress - 57% revenue growth over year-ago quarter ePayroll - 59% revenue growth over year-ago quarter W-2 eXpress - 133% revenue growth over year-ago quarter

Tax Management Services Metrics 24% increase in revenues compared to year-ago quarter Recent acquisitions of unemployment and tax credit and incentive businesses 4% growth in organic unemployment claims management and tax planning revenue compared to year-ago quarter 50.6% gross margin Improved 390 basis points year over year Client base provides significant cross-selling opportunities

Key Investment Highlights Market leadership in two payroll and human resources areas Employment and income verification Tax management services Diversified client base (no one client > 5% of revenue) Proven business model Revenue growth (recurring and predictable) EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow